SUBSEQUENT EVENT	12 Months Ended
Feb. 28, 2023
SUBSEQUENT EVENT
SUBSEQUENT EVENT

23.         SUBSEQUENT EVENT

In April 2023, the Company’s board of directors authorized to extend its share repurchase program launched in April 2021 by 12 months. Pursuant to the extended share repurchase program, the Company may repurchase up to approximately $737.4 million of its common shares through April 30, 2024. After the announcement of the extension of the share repurchase program, the Company has repurchased 8,645,334 common shares at an aggregate consideration of approximately $ 151.3 million up to date of this report.

In April and May 2023, the Company entered into two definitive agreements to invest in certain private companies with a total consideration of approximately $ 25.8 million, among which $22.9 million was paid in May 2023. The Company is in the process of determining the accounting treatment of those investments.